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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) August 23, 1999


                             SFX ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  1-14993                13-3977880
(State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File No.)            Identification No.)


                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
          (Address, including zip code, of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 838-3100

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                             SFX ENTERTAINMENT, INC.

ITEM 5.  OTHER EVENTS.

         On August 23, 1999, SFX entered into a new senior credit facility, which provides SFX with up to $1.1 billion of borrowing capacity. The new senior credit facility is comprised of a $250.0 million multi-draw, multi-currency term loan maturing on December 31, 2005, a $600.0 million single-draw, U.S. dollar term loan maturing on June 30, 2006 and a $250.0 million reducing revolver (having a letter of credit sub-limit of $75.0 million) maturing on December 31, 2005.

         On August 23, 1999, SFX also completed a public offering of 8,625,000 shares of Class A common stock.

         A copy of the agreement relating to the new senior credit facility is filed as an exhibit to this report.


ITEM 7.  EXHIBITS.

     C.  Exhibits.

         Description                                                  Exhibit
         -----------                                                  -------
         Asset Purchase Agreement, dated May 28, 1999, among          10.1
         SFX Entertainment, Inc., Livent Inc., Livent (U.S.) Inc.,
         Livent Realty (New York) Inc., Livent Realty (Chicago)
         Inc. and Livent International Inc. and Amendments No. 1 and No. 2 thereto, dated June 14, 1999 and August 9, 1999, respectively (incorporated by reference to Amendment No. 2 to Form S-3 (File No. 333-84371) filed with the SEC on
         August 17, 1999).

         Share Purchase Agreement, dated August 2, 1999, among SFX    10.2
         Entertainment, Inc., Anita Gregg, Paul Gregg and certain other individuals set forth therein (incorporated by reference to Amendment No. 2 to Form S-3 (File No.
         333-84371) filed with the SEC on August 17, 1999).

         Amended and Restated Credit and Guarantee Agreement, dated   10.3
         as of February 26, 1998 and amended and restated as of August 23, 1999, among SFX Entertainment, Inc., SFX U.K.
         Holdings Limited, the Eligible Subsidiaries (as defined therein), the Lenders Party thereto, the LC Issuing
         Bank (as defined therein), the Apollo LC Issuer (as defined therein), Lehman Commercial Paper Inc., as Syndication
         Agent, Societe Generale, as Documentation Agent and The Bank of New York, as Administrative Agent.

         Press Release dated August 24, 1999                          99.1




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SFX ENTERTAINMENT, INC.


Dated: August 25, 1999                   By: /s/ Howard J. Tytel
                                            ---------------------------------
                                         Name:  Howard J. Tytel
                                         Title: Executive Vice President,
                                                General Counsel and Member of
                                                the Office of the Chairman



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                                 EXHIBIT INDEX
                                 -------------

Description                                                              Exhibit
-----------                                                              -------

Asset Purchase Agreement, dated May 28, 1999, among SFX Entertainment,     10.1
Inc., Livent Inc., Livent (U.S.) Inc., Livent Realty (New York) Inc.,
Livent Realty (Chicago) Inc. and Livent International Inc. and
Amendments No. 1 and No. 2 thereto, dated June 14, 1999 and
August 9, 1999, respectively (incorporated by reference to Amendment
No. 2 to Form S-3 (File No. 333-84371) filed with the SEC on
August 17, 1999).

Share Purchase Agreement, dated August 2, 1999, among SFX                  10.2
Entertainment, Inc., Anita Gregg, Paul Gregg and certain other individuals set forth therein (incorporated by reference to Amendment
No. 2 to Form S-3 (File No. 333-84371) filed with the SEC on
August 17, 1999).

Amended and Restated Credit and Guarantee Agreement, dated as of           10.3
February 26, 1998 and amended and restated as of August 23, 1999, among SFX Entertainment, Inc., SFX U.K. Holdings Limited, the Eligible Subsidiaries (as defined therein), the Lenders Party thereto, the LC
Issuing Bank (as defined therein), the Apollo LC Issuer (as defined therein), Lehman Commercial Paper Inc., as Syndication Agent, Societe
Generale, as Documentation Agent and The Bank of New York, as
Administrative Agent.

Press Release dated August 24, 1999                                        99.1